UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

CYBER APP SOLUTIONS CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	333-254676	98-1585090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive Suite 875
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 400-2987

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYRB	OTC Pink Open Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2024, Cyber App Solutions Corp., a Nevada corporation (the “Company”), entered into that certain Forbearance and Settlement Agreement (the “Forbearance Agreement”) by and between Kips Bay Select LP, a Delaware limited partnership (“Kips Bay”) and Cyber One, Ltd., a Cayman Islands limited company (“Cyber One” and together with Kips Bay, the “Holders”).

Pursuant to the Forbearance Agreement, the Holders have agreed to forbear from exercising certain of its rights and remedies available as a result of existing defaults and events of defaults, as previously disclosed, against the Company under the convertible promissory notes, dated November 21, 2023 issued the Holders pursuant to the Securities Purchase Agreement, dated as of November 21, 2023 (the “Purchase Agreement”) in exchange for (i) 1,708,320 shares of Common Stock to Kips Bay (the “Kips Bay Shares”), (ii) 1,254,986 shares of Common Stock to Cyber One (the “Cyber One Shares” and together with the Kips Bay Shares the “Forbearance Shares”) and (iii) up to $13,700,000 in cash to the Holders at the dates and times as set forth in the Forbearance Agreement, which once issued and paid in accordance with the terms of the Forbearance Agreement will result in a full and final settlement of the amounts owing under the Notes and the Purchase Agreement to the Holders.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Forbearance Agreement filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The Forbearance Shares to be issued to the Holders pursuant to the Forbearance Agreement have not been registered under the Securities Act of 1933, as amended, and are being offered pursuant to an exemption provided under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Forbearance and Settlement Agreement, dated as of September 16, 2024, by and between Cyber App Solutions Corp. and Kips Bay Select LP and Cyber One, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date:	September 20, 2024	By:	/s/ Steven Looper
Steven Looper, Chief Executive Officer and President